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                                                                    EXHIBIT 99.1


                                5,200,000 SHARES

                        BIG 5 SPORTING GOODS CORPORATION

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                               November 17, 2003

CREDIT SUISSE FIRST BOSTON LLC
   As Representative of the Several Underwriters,
    Eleven Madison Avenue,
     New York, NY  10010-3629

Dear Ladies and Gentlemen:

         1. Introductory. Big 5 Sporting Goods Corporation, a Delaware corporation (the "COMPANY"), and Green Equity Investors, L.P., a Delaware limited partnership (the "SELLING STOCKHOLDER"), confirm their respective agreements with the several Underwriters named in Schedule A hereto (the "UNDERWRITERS"), with respect to the sale by the Selling Stockholder and the purchase by the Underwriters of 5,200,000 shares (the "FIRM SECURITIES") of the Company's Common Stock, par value $0.01 per share ("SECURITIES"). The Selling Stockholder also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 780,000 additional outstanding shares of the Company's Securities (such 780,000 additional shares being hereinafter referred to as the "OPTIONAL SECURITIES"). The Firm Securities and the Optional Securities are herein collectively called the "OFFERED SECURITIES". The Company and the Selling Stockholder hereby agree with the Underwriters as follows:

         2.       Representations and Warranties of the Company and the Selling
Stockholder:

                  (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                           (i) A registration statement (No. 333-109570), including a prospectus, relating to the Offered Securities has been filed with the Securities and Exchange Commission ("COMMISSION") and become effective under the Securities Act of 1933, as amended ("ACT"). Such registration statement, as amended up until the date hereof, is hereinafter referred to as the "Registration Statement", and the prospectus included in such Registration Statement, as supplemented to reflect the terms of the offering of the Offered Securities as contemplated by Section 5(a) hereof, as filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(b)") under the Act, including all material incorporated by reference therein, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                           (ii) On the effective date of the Registration Statement, the Registration Statement conformed in all material respects to the requirements of the Act and the rules

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                  and regulations of the Commission thereunder ("RULES AND
                  REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of this Agreement, the Registration Statement conforms in all material respects to the requirements of the Act and the Rules and Regulations, and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus conforms in all material respects to the requirements of the Act and the Rules and Regulations, and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the foregoing does not apply to statements in or omissions from any of such documents based upon written information furnished to the Company by any Underwriter through the Representative, it being understood and agreed that the only such information is that described as such in
                  Section 7(c) hereof.

                           (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT").

                           (iv) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                           (v) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company, including the Offered Securities, have been validly issued, are fully paid and nonassessable and conform in all material respects to the description thereof contained in the Prospectus; and except as disclosed in the Prospectus, there are no outstanding options, warrants or other rights to subscribe for or to purchase from the Company, any securities or obligations convertible into, or any contracts or commitments with or by the Company to issue or sell, shares of the Company's capital stock or any such options, warrants, rights, convertible securities or obligations.

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                           (vi)     Except as disclosed in the Prospectus, there
                  are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering, or, to the Company's knowledge, any other arrangements, agreements, understandings, payments or issuances with respect to the Company or any of its officers, directors, stockholders, partners, employees, subsidiaries or affiliates that may affect the Underwriters' compensation as determined by the National Association of Securities Dealers, Inc. (the "NASD").

                           (vii) Other than the agreements listed in Schedule B hereto, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act. Other than the Selling Stockholder (which exercised demand registration rights in order to cause this registered offering of the Offered Securities and elected not to include in this offering all of the Securities it owns), each such person either (A) does not have, or has waived any rights to require the Company to include any securities in the Securities registered pursuant to the Registration Statement or (B) has the ability to sell 100% of such person's securities pursuant to Rule 144(k) of the Act.

                           (viii) The Offered Securities have been approved for listing on The NASDAQ Stock Market's National Market.

                           (ix) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities by the Selling Stockholder, except such as have been obtained and made under the Act and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and such as may be required by the NASD and under state securities laws.

                           (x) The execution, delivery and performance of this Agreement and the sale of the Offered Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, (B) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, except for such breaches, violations or defaults that would not result in a Material Adverse Effect, or (C) the charter or by-laws of the Company or any such subsidiary.

                           (xi) This Agreement has been duly authorized, executed and delivered by the Company.

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                           (xii)    Except as disclosed in the Prospectus, the
                  Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                           (xiii) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                           (xiv) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that would reasonably be expected to have a Material Adverse Effect.

                           (xv) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                           (xvi) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                           (xvii) There are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such

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                  actions, suits or proceedings are, to the Company's knowledge, threatened or contemplated.

                           (xviii)  The financial statements included in each
                  Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis and the schedules included in each Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial data included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma data reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                           (xix) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                           (xx) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

                           (xxi) All material Tax returns required to be filed by the Company and each of its subsidiaries have been filed and all such returns are true, complete, and correct in all material respects. All material Taxes that are due or claimed to be due from the Company and each of its subsidiaries have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which, in the case of both clauses (i) and (ii), adequate reserves have been established on the books and records of the Company and its subsidiaries in accordance with GAAP. There are no proposed, material Tax assessments against the Company or any of its subsidiaries as to which the Company has been notified. To the Company's knowledge, the accruals and reserves on the books and records of the Company and its subsidiaries in respect of any material Tax liability for any taxable period not finally determined are adequate to meet any assessments of Tax for any such period. For purposes of this Agreement, the term "TAX" and "TAXES" shall mean all federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto.

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                           (xxii)   Neither the Company, nor any of its
                  affiliates, has taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which would reasonably be expected to constitute, the stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Offered Securities; provided, however, that the Company does not make any representation or warranty about the activities of the Selling Stockholder in this clause (xxii);

                           (xxiii)  KPMG LLP, who have certified the audited
                  financial statements included in each Registration Statement and the Prospectus, are independent public auditors as required by the Act and the Rules and Regulations. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for inventory assets is compared with the existing inventory assets at reasonable intervals and appropriate action is taken with respect to any differences.

                           (xxiv) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; none of the Company or any of its subsidiaries (A) has received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance or (B) has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not have a Material Adverse Effect.

                           (xxv) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur material liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (B) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder ("CODE"); and each "pension plan" for which the Company and each of its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                           (xxvi) The Amendment to the Credit Agreement of Big 5 Corp., dated as of October 31, 2003 (the "CREDIT AGREEMENT AMENDMENT") has been duly authorized, executed and delivered by Big 5 Corp., and the execution, delivery and performance of the Credit Agreement Amendment will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, any rule,

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                  regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, (B) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, except for such breaches, violations or defaults that would not result in a Material Adverse Effect, or (C) the charter or by-laws of the Company or any such subsidiary.

                           (xxvii)  The redemption of $35,000,000 in principal
                  amount of the 10.875% senior notes due 2007 of Big 5 Corp. has been duly authorized by Big 5 Corp., Big 5 Corp. has provided all notices required in order to redeem the 10.875% senior notes due 2007, and such redemption will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, (B) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, except for such breaches, violations or defaults that would not result in a Material Adverse Effect, or (C) the charter or by-laws of the Company or any such subsidiary.

                  (b) The Selling Stockholder represents and warrants to, and agrees with, the several Underwriters that:

                           (i) Such Selling Stockholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and a Custody Agreement (the "CUSTODY AGREEMENT") and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Stockholder on such Closing Date hereunder; upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date; this Agreement and the Custody Agreement have been duly authorized, executed and delivered; and the Custody Agreement is, and at all times through each Closing Date will be, a valid and binding obligation by such Selling Stockholder.

                           (ii) All information furnished by or on behalf of such Selling Stockholder in writing expressly for use in the Registration Statement and Prospectus is, and on the Effective Date will be, true, correct, and complete in all material respects, and does not, and on the Effective Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. Such Selling Stockholder confirms as accurate (x) the information in the Prospectus under the caption "Selling Stockholder" and (y) the information in the Prospectus under the caption "Principal and Selling Stockholders" as such information relates to the Selling Stockholder.

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                           (iii)    Except as disclosed in the Prospectus, there
                  are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against such Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                           (iv) Such Selling Stockholder has reviewed the Registration Statement and the sale of the Offered Securities by such Selling Stockholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus or any supplement thereto.

                           (v) Neither the Selling Stockholder, nor any of its affiliates, has taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which would reasonably be expected to constitute, the stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Offered Securities.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Selling Stockholder agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Selling Stockholder, at a purchase price of $17.214 per share, that number of Firm Securities (rounded up or down, as determined by Credit Suisse First Boston LLC ("CSFB") in its discretion, in order to avoid fractions) obtained by multiplying 5,200,000 shares of Firm Securities by a fraction the numerator of which is the number of shares of Firm Securities set forth opposite the name of such Underwriter in Schedule A hereto and the denominator of which is the total number of shares of Firm Securities.

         Certificates in negotiable form for the Offered Securities to be sold by the Selling Stockholder hereunder have been placed in custody, for delivery under this Agreement, under a Custody Agreement made with the Company, as custodian ("CUSTODIAN"). The Selling Stockholder agrees that the shares represented by the certificates held in custody for the Selling Stockholder under such Custody Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death of any general partner of the general partner of the Selling Stockholder or the occurrence of any other event. If any general partner of the general partner of the Selling Stockholder should die, or if any other such event should occur, or if the Selling Stockholder is dissolved or terminated, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

         The Custodian will deliver the Firm Securities to the Representative for the accounts of the Underwriters against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFB drawn to the order of Green Equity Investors, L.P., at the office of Irell & Manella LLP, 1800 Avenue of the Stars, Suite 900, Los Angeles, California 90067, at 10:00 A.M., New York time, on November 21, 2003, or at such other time not later than seven full business days thereafter as CSFB and the Company determine, such time being herein referred to as the "FIRST CLOSING DATE". For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for

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payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities to be delivered will be in definitive form, in such denominations and registered in such names as CSFB requests and will be made available for checking and packaging at the above office of Irell & Manella LLP at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFB given to the Selling Stockholder from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Selling Stockholder agrees to sell to the Underwriters the respective numbers of shares of Optional Securities specified in such notice. Such Optional Securities shall be purchased from the Selling Stockholder for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's name bears to the total number of shares of Firm Securities (subject to adjustment by CSFB to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFB to the Selling Stockholder.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by CSFB but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Custodian will deliver the Optional Securities being purchased on each Optional Closing Date to the Representative for the accounts of the several Underwriters against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFB drawn to the order of Green Equity Investors, L.P., at the above office of Irell & Manella LLP. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFB requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of Irell & Manella LLP at a reasonable time in advance of such Optional Closing Date.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5. Certain Agreements of the Company and the Selling Stockholder. The Company agrees with the several Underwriters and the Selling Stockholder that:

                  (a) The Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (3) (or, if applicable and if consented to by CSFB, subparagraph (5)) of Rule 424(b) not later than the second business day following the execution and delivery of this Agreement. The Company will advise CSFB promptly of any such filing pursuant to Rule 424(b). If an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on

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         or prior to the time the Prospectus is printed and distributed to any
         Underwriter, or will make such filing at such later date as shall have been consented to by CSFB.

                  (b) The Company will advise CSFB promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will not effect such amendment or supplementation without CSFB's consent, which will not be unreasonably withheld; and the Company will also advise CSFB promptly of the effectiveness of each Registration Statement (if its effective time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFB of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFB's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (d) As soon as practicable, but not later than 16 months after the date of this Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the effective date of the Registration Statement (or, if later, the effective date of any additional Registration Statement) which will satisfy the provisions of
         Section 11(a) of the Act.

                  (e) The Company will furnish to the Representative copies of each Registration Statement (six of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFB requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

                  (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFB designates and will continue such qualifications in effect so long as required for the distribution.

                  (g) For a period of 90 days after the date of this Agreement, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its

         Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFB, except grants of employee stock options pursuant to the terms of the Company's 2002 Stock Incentive Plan, issuances of Securities pursuant to the exercise of such options and the filing with the Commission of a registration statement on Form S-8 with respect to such options and Securities.

                  (h) The Company agrees with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFB designates and the printing of memoranda relating thereto, for any applicable filing fee incident to the review by the NASD of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters. The Selling Stockholder agrees with the several Underwriters to pay (directly or by reimbursement) all fees and expenses incident to the performance of their obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to any transfer taxes on the sale by the Selling Stockholder of Offered Securities to the Underwriters and the fees and expenses of such Selling Stockholder's counsel.

                  (i) The Selling Stockholder agrees to deliver to the Company, as Custodian under the Custody Agreement, on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof). The Company agrees to file a Form 1099 on behalf of the Selling Stockholder in connection with the sale of Securities by the Selling Stockholder.

                  (j) The Selling Stockholder agrees, for a period of 90 days after the date of this Agreement, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of CSFB.

         6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholder of their obligations hereunder and to the following additional conditions precedent:

                  (a) The Representative shall have received a letter, dated the date of delivery thereof, of KPMG LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                           (i) in their opinion the financial statements and schedules examined by them and included in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                           (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 100, Interim Financial Information, on the unaudited financial statements included in the Prospectus;

                           (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A)      the unaudited financial statements
                           included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with GAAP;

                                    (B)      at the date of the latest available
                           balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                                    (C)      for the period from the closing
                           date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated net revenue or net operating income or in the total or per share amounts of consolidated income before extraordinary items or of net income;

                  except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                  All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Prospectus for purposes of this subsection.

                  (b) The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company or the Representative, shall be contemplated by the Commission.

                  (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including the Representative, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Underwriters including the Representative, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange; (v) any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (vi) any banking moratorium declared by U.S. Federal or New York authorities; or (vii) any major disruption of settlements of securities or clearance services in the United States or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representative, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                  (d) The Representative shall have received an opinion, dated such Closing Date, of Irell & Manella LLP, counsel for the Company, to the effect that:

                           (i) Each of the Company and Big 5 Corp. has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and each of the Company and Big 5 Corp. is duly qualified to do business as a foreign corporation in good standing in each jurisdiction listed in a schedule to be attached to the legal opinion;

                           (ii) The Company has authorized capital stock as set forth in the Prospectus. Except as set forth in the Prospectus, to such counsel's knowledge, there are no outstanding options, warrants or other rights to subscribe for or to purchase, any securities convertible into, or any contracts or commitments to issue or sell, shares of the Company's capital stock or any such options, warrants, rights, convertible securities or obligations;

                           (iii) The Offered Securities and all other issued and outstanding shares of capital stock of the Company and its subsidiary Big 5 Corp., have been duly authorized and validly issued and are fully paid and nonassessable; and all of the capital stock of Big 5 Corp. is owned of record by the Company;

                           (iv) The Offered Securities conform in all material respects to the description thereof contained in the Prospectus;

                           (v) Other than the agreements listed in Schedule B, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

                           (vi) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940;

                           (vii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company under any law which in such counsel's experience is generally applicable to transactions of the type contemplated by this Agreement for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and the Exchange Act and such as may be required by the NASD or under state securities laws;

                           (viii) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under,
                  (A) any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or its subsidiary Big 5 Corp. or any of their properties which in our experience is generally applicable to transactions of the type contemplated by this Agreement, (B) or any agreement or instrument that is included as an exhibit to the Registration Statement and to which the Company or such subsidiary is a party or by which the Company or such subsidiary is bound or to which any of the properties of the Company or such subsidiary is subject, or (C) the charter or by-laws of the Company or such subsidiary;

                           (ix) The Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Registration Statement or the additional Registration Statement (as the case may be), and, to such counsel's knowledge, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; and

                           (x) This Agreement has been duly authorized, executed and delivered by the Company.

         In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon (except for the opinions explicitly given above) and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except for the opinions explicitly given above) and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to their attention which would lead them to believe that either the Registration Statement or any amendments thereto, at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Closing Date, or any amendment or supplement thereto, as of its date or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements or schedules or other financial or statistical data derived therefrom, included or incorporated by reference in the Registration Statement or the Prospectus or any amendments or supplements thereto).

                  (e) The Representative shall have received an opinion, dated such Closing Date, of Gibson, Dunn & Crutcher LLP, counsel for the Selling Stockholder, to the effect that:

                           (i) The Selling Stockholder has all requisite limited partnership power and authority to sell, assign, transfer and deliver the Offered Securities delivered by such Selling Stockholder on such Closing Date hereunder;

                           (ii) Upon payment of the purchase price therefor in accordance with this Agreement and assuming that neither the Representative nor any Underwriter has notice of any adverse claims (within the meaning of Section 8105 of the Uniform Commercial Code as enacted and in effect on the date hereof in the State of California (the "UCC")) with respect to the stock certificates or the Offered Securities represented thereby delivered on the date hereof, upon delivery (within the meaning of Section 8301(a)(1) of the UCC) to the Representative of such stock certificates endorsed in blank by an effective endorsement (within the meaning of Section 8106(b)(1) of the UCC), each Underwriter will acquire its interest in such stock certificates (and the Offered Securities represented thereby) free of any adverse claims (as defined in Section 8102(a)(1) of the UCC) under Section 8303(b) of the UCC;

                           (iii) The execution, delivery and performance of the Custody Agreement and this Agreement and the consummation of the transactions therein and herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, the limited partnership agreement of the Selling Stockholder;

                           (iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Selling Stockholder under any law which in such counsel's experience is generally applicable to transactions of the type contemplated by this Agreement and the Custody Agreement for the consummation of the transactions contemplated by the Custody Agreement or this Agreement in connection with the sale of the Offered Securities sold by the Selling Stockholder, except such as have been obtained and made under the Act and such as may be required under the Exchange Act and state securities laws;

                           (v) The execution, delivery and performance of the Custody Agreement and this Agreement and the consummation of the transactions therein and herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any statute, any rule or regulation which in such counsel's experience is generally applicable to transactions of the type contemplated by this Agreement and the Custody Agreement, (b) any order of any governmental agency or any court having jurisdiction over the Selling Stockholder identified to us by the Selling Stockholder or (c) any of the agreements listed on Schedule A to such counsel's opinion [schedule to include exhibits 4.1,
                  4.2 and 4.3 of the Form S-3 shelf registration statement];

                           (vi)     The Custody Agreement has been duly
                  authorized, executed and delivered by the Selling Stockholder and constitutes a valid and legally binding obligation of the Selling Stockholder enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

                           (vii) This Agreement has been duly authorized, executed and delivered by the Selling Stockholder.

                  (f) The Representative shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the Registration Statements, the Prospectus and other related matters as the Representative may require, and the Selling Stockholder and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (g) The Representative shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the dates of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in the Prospectus or as described in such certificate.

                  (h) The Representative shall have received a certificate, dated such Closing Date, of two executive officers of the general partner of the Selling Stockholder in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Selling Stockholder in this Agreement are true and correct and that the Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

                  (i) The Representative shall have received a letter, dated such Closing Date, of KPMG LLP, which meets the requirements of subsection (a) of this Section 6, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

                  (j) On or prior to the date of this Agreement, the Representative shall have received lockup letters from each of the executive officers and directors of the Company.

The Selling Stockholder and the Company will furnish the Representative with such conformed copies of such opinions, certificates, letters and documents as the Representative reasonably requests. CSFB may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         7.       Indemnification and Contribution.

                  (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter, and if the Prospectus (as so amended and supplemental) would have cured the defect giving rise to such loss, claim, damage or liability.

                  (b) The Selling Stockholder will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (b) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter, and if the Prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage or liability; provided, further, that the Selling Stockholder shall only be subject to such liability to the extent that the untrue statement or alleged untrue statement or omission or alleged omission is based upon information provided by the Selling Stockholder expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by the Selling Stockholder consists of the information set forth in the Prospectus under the heading "Selling Stockholder" and the information set forth in the Prospectus under the heading "Principal and Selling Stockholders" as such information relates to the Selling Stockholder; and provided, further, that the liability under this subsection of the Selling Stockholder shall be limited to an amount equal to the aggregate gross proceeds after underwriting commissions and discounts, but before expenses, to the Selling Stockholder from the sale of Securities sold by the Selling Stockholder hereunder.

                  (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of
         Section 15 of the Act, and the Selling Stockholder against any losses, claims, damages or liabilities to which the Company or the Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and the Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each
         Underwriter: the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting."

                  (d) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; provided, however, that (i) the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection
         (a), (b) or (c) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure and (ii) the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

                  (e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection
         (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (f) The obligations of the Company and the Selling Stockholder under this Section 7 shall be in addition to any liability which the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFB may make arrangements satisfactory to the Company and the Selling Stockholder for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFB, the Company and the Selling Stockholder for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholder, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 8. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholder, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Stockholder shall remain responsible for the expenses to be paid or reimbursed by them pursuant to
Section 5 and the respective obligations of the Company, the Selling Stockholder, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv), (vi), (vii) or (viii) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representative, c/o Credit Suisse First Boston LLC, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Big 5 Sporting Goods Corporation, 2525 East El Segundo Blvd., El Segundo, CA 90245, Attention: Gary Meade, Esq., or, if sent to the Selling Stockholder, will be mailed, delivered or telegraphed and confirmed to Leonard Green & Associates, L.P., 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025, Attention: Jonathan A. Seiffer; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         12. Representation. The Representative will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representative will be binding upon all the Underwriters.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(b).

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Representative's understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholder, the Company and the several Underwriters in accordance with its terms.

                                            Very truly yours,

                                            BIG 5 SPORTING GOODS CORPORATION

                                            By: /s/ Steven G. Miller
                                                -------------------------------
                                               Name: Steven G. Miller
                                               Title: President and Chief
                                                      Executive Officer

                                            GREEN EQUITY INVESTORS, L.P.

                                            By: Leonard Green & Associates, L.P.
                                                Its general partner

                                            By: /s/ Jonathan D. Sokoloff
                                                -------------------------------
                                               Name: Jonathan D. Sokoloff
                                               Title: General Partner

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON LLC
   Acting on behalf of itself and as the
    Representative of the several Underwriters

By /s/ Ted Iantuono
   ------------------------------
Name: Ted Iantuono
Title: Director

                                         SCHEDULE A

                                                              NUMBER OF
                                                           FIRM SECURITIES
                                                                TO BE
                       UNDERWRITER                            PURCHASED
                       -----------                            ---------
Credit Suisse First Boston LLC ..........................     1,560,000

U.S. Bancorp Piper Jaffray Inc ..........................     1,378,000

Jefferies & Company, Inc. ...............................       780,000

Stephens Inc. ...........................................       780,000

SunTrust Capital Markets, Inc. ..........................       234,000

Wells Fargo Securities, LLC .............................       234,000

First Albany Capital Inc. ...............................       234,000
                                                              ---------
    Total ...............................................     5,200,000
                                                              =========

                                   SCHEDULE B

1. Stock Subscription Agreement dated as of September 25, 1992 by and among Big 5 Corporation, a Delaware corporation, Green Equity Investors, L.P., a Delaware limited partnership, and the people or entities identified on
     Schedule 1 attached thereto

2. Stock Subscription Agreement dated as of September 25, 1992 by and between Big 5 Corporation, a Delaware corporation, and Green Equity Investors, L.P., a Delaware limited partnership, as amended.

3. Management Subscription and Stockholders Agreement dated as of September 25, 1992 by and among Big 5 Corporation, a Delaware corporation, Green Equity Investors, L.P., a Delaware limited partnership, and the people or entities identified on Annex A attached thereto.

4. Management Subscription and Stockholders Agreement dated as of September 25, 1992 by and among Big 5 Corporation, a Delaware corporation, Green Equity Investors, L.P., a Delaware limited partnership, and the people or entities identified on Annex A attached thereto.

5. Management Subscription and Stockholders Agreement dated as of October 15, 1992 by and among Big 5 Corporation, a Delaware corporation, Green Equity Investors, L.P., a Delaware limited partnership, and the people identified on Schedule 1 attached thereto.

6. Management Subscription and Stockholders Agreement dated as of November 11, 1997 by and among Big 5 Holdings Corp., a Delaware corporation, and the people identified on Annex A attached thereto.

7. Investor Agreement dated as of November 13, 1997 among Big 5 Holdings Corp., Green Equity Investors, L.P., Steven G. Miller, Robert W. Miller and Ares Leveraged Investment Fund, L.P. and Amendment No. 1 dated as of April 15, 2001 thereto.